UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)    November 25, 2008

PIONEER EXPLORATION INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-51841	98-0491551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 West Pender Street, Suite 202 Vancouver, British Columbia, Canada		V6C 2T7
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (604) 618-0948

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

Pioneer Exploration Inc. has entered into two separate share purchase agreements to acquire an aggregate 125,000 free trading common shares in the capital of Macallan Oil & Gas Inc. (the “Shares”) for an aggregate acquisition cost of CDN$93,750.

On November 20, 2008, Pioneer entered into a share purchase agreement with Scott Macleod for the acquisition of 75,000 of the Shares for the purchase price of CDN$56,250.  Pioneer has agreed to pay Mr. Macleod CDN$11,700 as an initial payment, which was paid by Pioneer to Mr. Macleod on the day of signing the share purchase agreement.  Pioneer must also make three more payments of CDN$14,850 each, with each payment due on or before January 19, 2009, March 20, 2009 and May 19, 2009 respectively.  Upon receipt of the final payment Mr. Macleod will deliver his 75,000 Shares to Pioneer.  The effective date of sale and purchase of the Shares will be the date on which the full amount of $56,250 is paid

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Also, on November 20, 2008, Pioneer entered into a share purchase agreement with Ian McGavney for the acquisition of 50,000 of the Shares for the purchase price of CDN$37,500.  Pioneer has agreed to pay Mr. McGavney CDN$7,800 as an initial payment, which was paid by Pioneer to Mr. McGavney on the day of signing the share purchase agreement.  Pioneer must also make three more payments of CDN$9,900 each, with each payment due on or before January 19, 2009, March 20, 2009 and May 19, 2009 respectively.  Upon receipt of the final payment Mr. McGavney will deliver his 50,000 Shares to Pioneer.  The effective date of sale and purchase of the Shares will be the date on which the full amount of $37,500 is paid

Also, both share purchase agreements provide that if Pioneer raises CDN$250,000 or more at any one time Pioneer will pay out the remaining payments to the sellers at their demand.

Macallan Oil & Gas Inc. is a private Barbados company and has a 39% revenue interest in an oil discovery in Trinidad Tobago.  The 125,000 Shares being acquired by Pioneer represent 2.1% of all of the issued and outstanding shares of Macallan Oil & Gas Inc.

See Exhibit 10.6 – Share Purchase Agreement (Macleod) and Exhibit 10.7 – Share Purchase Agreement (McGavney) for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibits 10.6 and 10.7, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibits 10.6 and10.7 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
10.6	Share Purchase Agreement dated November 20, 2008 between Pioneer Exploration Inc. and Scott Macleod	Included
10.7	Share Purchase Agreement dated November 20, 2008 between Pioneer Exploration Inc. and Ian McGavney	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Pioneer Exploration Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

PIONEER EXPLORATION INC.

Dated:  November 25, 2008                                                                                     By:/s/ Tom Brady
Tom Brady - Secretary Treasurer

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Exhibit 10.6

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SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT dated as of the 20th day of November, 2008,

BETWEEN:

PIONEER EXPLORATION INC., a Nevada company with an office located at 202 - 700 West Pender Street, Vancouver, British Columbia, V6C 1G8, Canada

(the “Purchaser”)

AND:
SCOTT MACLEOD, a businessman of 102 Aberdeen Road, 1287 RR1, Pleasantville, Nova Scotia, V0R 1Z0

(the “Shareholder”)

WHEREAS:

A.           The Shareholder is the registered and beneficial owner of 75,000 free trading common shares in the capital of Macallan Oil & Gas Inc. (the “Shares”);

B.           The Shareholder wishes to sell, and the Purchaser wishes to purchase, the Shares pursuant to the terms and conditions of this agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of $1.00 and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are acknowledged, the parties covenant and agree as follows:

1.	The Shareholder agrees to sell and the Purchaser agrees to purchase the Shares for and at a price of CDN$56,250 at the date of this agreement (the “Purchase Price”).

2.	The Purchase Price will be paid as follows:

a.	the initial payment of CDN$11,700 to be paid within 10 days of the date of this agreement;

b.	the second payment in the amount of CDN$14,850 to be paid within 60 days of the date of this agreement;

c.	the third payment in the amount of CDN$14,850 to be paid within 120 days of the date of this agreement; and

d.	the fourth and final payment in the amount of CDN$14,850 to be paid within 180 days of the date of this agreement.

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3.	The Shareholder represents and warrants to the Purchaser that:

a.
The Shareholder owns the Shares as the legal and beneficial owner thereof, free of all liens, claims, charges and encumbrances of every nature and kind whatsoever.  The Shares are fully paid and non-assessable and the Shareholder has due and sufficient right and authority to enter into this agreement and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser.

b.	No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of the Shares, with the exception of this agreement.

c.
There are no actions, suits, claims, trials, demands, investigations, arbitrations or other proceedings (whether or not purportedly against or on behalf of the Shareholder) pending or, to the knowledge of the Shareholder, threatened with respect to or in any manner affecting the Shares, which form part of this agreement.

d.	The Shareholder is a resident of Canada within the meaning of the Income Tax Act (Canada).

4.
The Purchaser covenants that if the Purchaser raises CDN$250,000 or more at any one time and the Purchaser receives a written demand from the Shareholder for payment of the Purchase Price in full that it will pay out any outstanding payments on the Purchase Price within 10 days of receipt of the written demand.

5.	The effective date of sale and purchase of the Shares will be the date on which the full amount of the Purchase Price is paid (the “Closing”).

6.	At the Closing,

a.	the Shareholder will deliver to the Purchaser the share certificates, duly endorsed for transfer, representing the Shares; and

b.	the Purchaser will deliver to the Shareholder the final and full payment of the Purchase Price.

7.
The Shareholder agrees to indemnify and save harmless the Purchaser from and against all claims, actions and suits and from and against all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature, arising out of or in connection with all matters whatsoever which arise from any breach of this agreement or any representation, warranty or covenant contained herein by or on the part of the Shareholder.

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8.	The Shareholder will allow any default under this agreement to be cured by the Purchaser within 30 days of the Purchaser receiving a notice of default from the Shareholder.

9.
Any notice that must be given or delivered under this agreement must be in writing and delivered by hand to the address or transmitted by fax to the party and is deemed to have been received when it is delivered by hand or transmitted by fax unless the delivery or transmission is made after 4:00 p.m. or on a non-business day where it is received, in which case it is deemed to have been delivered or transmitted on the next business day.  Any payments of money must be delivered by hand or wired as instructed in writing by the receiving party.  Any delivery other than a written notice or money must be made by hand at the receiving party’s address.

10.	This agreement will enure to the benefit of and will be binding upon the parties and their respective successors and assigns.

11.	Time will be of the essence of this agreement.

12.
This agreement constitutes the entire agreement between the parties and supersedes all previous communications, representations and agreements, whether oral or written, between the parties with respect to the subject matter of this agreement.

13.	The parties will sign such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of the agreement.

14.	This agreement may be signed in counterparts and delivered to the parties by fax, and the counterparts together are deemed to be one original document.

IN WITNESS WHEREOF the parties have signed this Share Purchase Agreement as of the day and year first above written.

Pioneer Exploration Inc.

Per:           /s/ Tom Brady

Authorized Signatory

/s/ Scott Macleod

  Scott Macleod

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Exhibit 10.7

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THIS SHARE PURCHASE AGREEMENT dated as of the 20th day of November, 2008,

BETWEEN:

PIONEER EXPLORATION INC., a Nevada company with an office located at 202 - 700 West Pender Street, Vancouver, British Columbia, V6C 1G8, Canada

(the “Purchaser”)

AND:
IAN McGAVNEY, a businessman of 24 Renshaw Road, Rothesay, New Brunswick, E2H 1R6

(the “Shareholder”)

WHEREAS:

A.           The Shareholder is the registered and beneficial owner of 50,000 free trading common shares in the capital of Macallan Oil & Gas Inc. (the “Shares”);

B.           The Shareholder wishes to sell, and the Purchaser wishes to purchase, the Shares pursuant to the terms and conditions of this agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of $1.00 and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are acknowledged, the parties covenant and agree as follows:

1.	The Shareholder agrees to sell and the Purchaser agrees to purchase the Shares for and at a price of CDN$37,500 at the date of this agreement (the “Purchase Price”).

2.	The Purchase Price will be paid as follows:

a.	the initial payment of CDN$7,800 to be paid within 10 days of the date of this agreement;

b.	the second payment in the amount of CDN$9,900 to be paid within 60 days of the date of this agreement;

c.	the third payment in the amount of CDN$9,900 to be paid within 120 days of the date of this agreement; and

d.	the fourth and final payment in the amount of CDN$9,900 to be paid within 180 days of the date of this agreement.

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3.	The Shareholder represents and warrants to the Purchaser that:

a.
The Shareholder owns the Shares as the legal and beneficial owner thereof, free of all liens, claims, charges and encumbrances of every nature and kind whatsoever.  The Shares are fully paid and non-assessable and the Shareholder has due and sufficient right and authority to enter into this agreement and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser.

b.	No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of the Shares, with the exception of this agreement.

c.
There are no actions, suits, claims, trials, demands, investigations, arbitrations or other proceedings (whether or not purportedly against or on behalf of the Shareholder) pending or, to the knowledge of the Shareholder, threatened with respect to or in any manner affecting the Shares, which form part of this agreement.

d.	The Shareholder is a resident of Canada within the meaning of the Income Tax Act (Canada).

4.
The Purchaser covenants that if the Purchaser raises CDN$250,000 or more at any one time and the Purchaser receives a written demand from the Shareholder for payment of the Purchase Price in full that it will pay out any outstanding payments on the Purchase Price within 10 days of receipt of the written demand.

5.	The effective date of sale and purchase of the Shares will be the date on which the full amount of the Purchase Price is paid (the “Closing”).

6.	At the Closing,

e.	the Shareholder will deliver to the Purchaser the share certificates, duly endorsed for transfer, representing the Shares; and

f.	the Purchaser will deliver to the Shareholder the final and full payment of the Purchase Price.

7.
The Shareholder agrees to indemnify and save harmless the Purchaser from and against all claims, actions and suits and from and against all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature, arising out of or in connection with all matters whatsoever which arise from any breach of this agreement or any representation, warranty or covenant contained herein by or on the part of the Shareholder.

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8.	The Shareholder will allow any default under this agreement to be cured by the Purchaser within 30 days of the Purchaser receiving a notice of default from the Shareholder.

9.
Any notice that must be given or delivered under this agreement must be in writing and delivered by hand to the address or transmitted by fax to the party and is deemed to have been received when it is delivered by hand or transmitted by fax unless the delivery or transmission is made after 4:00 p.m. or on a non-business day where it is received, in which case it is deemed to have been delivered or transmitted on the next business day.  Any payments of money must be delivered by hand or wired as instructed in writing by the receiving party.  Any delivery other than a written notice or money must be made by hand at the receiving party’s address.

10.	This agreement will enure to the benefit of and will be binding upon the parties and their respective successors and assigns.

11.	Time will be of the essence of this agreement.

12.
This agreement constitutes the entire agreement between the parties and supersedes all previous communications, representations and agreements, whether oral or written, between the parties with respect to the subject matter of this agreement.

13.	The parties will sign such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of the agreement.

14.	This agreement may be signed in counterparts and delivered to the parties by fax, and the counterparts together are deemed to be one original document.

IN WITNESS WHEREOF the parties have signed this Share Purchase Agreement as of the day and year first above written.

Pioneer Exploration Inc.

Per:           /s/ Tom Brady

Authorized Signatory

/s/ Ian McGavney

  Ian McGavney

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